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EXHIBIT 10.1


                          SECURITIES PURCHASE AGREEMENT

                                  BY AND AMONG

                               SSP SOLUTIONS, INC.

                                       AND

                    THE INVESTORS LISTED ON EXHIBIT A HERETO

                          DATED AS OF NOVEMBER 19, 2003


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                                                 TABLE OF CONTENTS
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1.       DEFINITIONS............................................................................................1

2.       PURCHASE AND SALE OF COMPANY SECURITIES................................................................1

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................................................2

         3.1      Organization and Qualification................................................................2

         3.2      Authorization; Enforcement; Validity..........................................................2

         3.3      Capitalization................................................................................2

         3.4      Issuance of Securities........................................................................3

         3.5      No Conflicts..................................................................................3

         3.6      SEC Documents; Financial Statements...........................................................4

         3.7      Absence of Certain Changes....................................................................4

         3.8      Absence of Litigation.........................................................................5

         3.9      No Undisclosed Events, Liabilities, Developments or Circumstances.............................5

         3.10     No General Solicitation.......................................................................5

         3.11     Employee Relations............................................................................5

         3.12     Intellectual Property Rights..................................................................6

         3.13     Environmental Laws............................................................................6

         3.14     Title.........................................................................................6

         3.15     Insurance.....................................................................................6

         3.16     Regulatory Permits............................................................................7

         3.17     Internal Accounting Controls..................................................................7

         3.18     Tax Status....................................................................................7

         3.19     Transactions With Affiliates..................................................................7

         3.20     Rights Agreement..............................................................................8

         3.21     Foreign Corrupt Practices.....................................................................8

         3.22     No Undisclosed Liabilities....................................................................8

         3.23     Investment Company Act Status.................................................................8

         3.24     No Integrated Offering........................................................................8

         3.25     Ownership By Certain Stockholders.............................................................8

         3.26     Disclosure....................................................................................9

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         3.27     S-3 Eligibility...............................................................................9

         3.28     Significant Shareholders......................................................................9

         3.29     Key Employees. ...............................................................................9

         3.30     Listing.......................................................................................9

         3.31     Anti-Takeover Provisions......................................................................9

         3.32     Acknowledgement Regarding Each Investor's Purchase of the Securities.........................10

         3.33     ACKNOWLEDGEMENT REGARDING SECURITIES.........................................................10

         3.34     Legal Compliance.............................................................................10

         3.35     Variable Securities..........................................................................10

4.       INVESTORS' REPRESENTATIONS AND WARRANTIES.............................................................11

         4.1      Investment Purpose...........................................................................11

         4.2      Accredited Investor Status...................................................................11

         4.3      Reliance on Exemptions.......................................................................11

         4.4      Information..................................................................................11

         4.5      No Governmental Review.......................................................................11

         4.6      Transfer or Resale...........................................................................12

         4.7      Legends......................................................................................12

         4.8      Authorization; Enforcement; Validity.........................................................13

         4.9      Residency....................................................................................13

         4.10     Representations and Warranties Effective as of Closing Date..................................13

5.       INTENTIONALLY DELETED.................................................................................13

6.       COVENANTS.............................................................................................13

         6.1      Payments with Respect to the Preferred Shares................................................13

         6.2      Notice of Default or Litigation..............................................................13

         6.3      Books, Records and Inspections...............................................................13

         6.4      Taxes........................................................................................14

         6.5      Covenants Concerning Intellectual Property and Company Identity..............................14

         6.6      Form D and Blue Sky..........................................................................14

         6.7      Reporting Status.............................................................................14

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         6.8      Reservation of Shares........................................................................14

         6.9      Listing......................................................................................14

         6.10     Expenses.....................................................................................15

         6.11     Filing of Form 8-K...........................................................................15

         6.12     Stockholder Approval; Proxy Statement........................................................15

         6.13     Chief Operating Officer......................................................................16

         6.14     Investors' Covenants.........................................................................16

         6.15     Independent Nature of Investors. ............................................................16

7.       DEFAULTS AND REMEDIES.................................................................................17

         7.1      Events of Default............................................................................17

         7.2      Remedies. ...................................................................................18

         7.3      Waiver of Past Defaults......................................................................18

8.       INTENTIONALLY DELETED.................................................................................18

9.       CLOSING...............................................................................................18

10.      CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL........................................................18

         10.1     Execution of Transaction Documents...........................................................18

         10.2     Payment of Purchase Price....................................................................18

         10.3     Representations and Warranties True; Covenants Performed.....................................19

         10.4     No Legal Prohibition.........................................................................19

         10.5     Investor Notes. .............................................................................19

11.      CONDITIONS TO EACH INVESTOR'S OBLIGATIONS TO PURCHASE.................................................19

         11.1     Execution of Transaction Documents...........................................................19

         11.2     Delivery of Securities. .....................................................................19

         11.3     Listing. ....................................................................................19

         11.4     Representations and Warranties True; Covenants Performed. ...................................19

         11.5     No Legal Prohibition. .......................................................................20

         11.6     Legal Opinion................................................................................20

         11.7     Corporate Approvals..........................................................................20

         11.8     Investor Notes...............................................................................20

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12.      MISCELLANEOUS.........................................................................................20

         12.1     Consent to Amendments........................................................................20

         12.2     Form, Registration, Transfer and Exchange of Certificates; Lost Certificates.................20

         12.3     Entire Agreement.............................................................................20

         12.4     Severability.................................................................................21

         12.5     Successors and Assigns.......................................................................21

         12.6     Notices......................................................................................21

         12.7     Accounting Terms.............................................................................21

         12.8     Descriptive Headings.........................................................................22

         12.9     Exhibits and Disclosure Schedules............................................................22

         12.10    Counterparts.................................................................................22

         12.11    Survival.....................................................................................22

         12.12    Remedies.....................................................................................22

         12.13    Governing Law and Choice of Forum............................................................22

         12.14    Indemnification..............................................................................22

         12.15    Representation by Counsel....................................................................23

         12.16    WAIVER OF JURY TRIAL.........................................................................23

EXHIBITS

Exhibit A.........Names, Addresses, Contact Information and Purchase Amounts for Investors

Exhibit B.........List and Description of Promissory Notes

Exhibit C.........Certain Definitions

Exhibit D.........Form of Escrow Agreement

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                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "AGREEMENT") is entered into as of November 19, 2003 by and among the investor(s) listed on EXHIBIT A hereto ("INVESTORS"), and SSP Solutions, Inc., a Delaware corporation (the "COMPANY").

                                    RECITALS

         A. The Company desires to issue and sell to the Investors, and the Investors desire to purchase, on the terms and conditions set forth herein, (i) an aggregate of up to 2,150 shares of Series A Preferred Stock of the Company, par value $0.01 per share (the "PREFERRED SHARES"); (ii) Series A-1 Warrants to Purchase Common Stock in the aggregate amount of up to 5,375,000 shares of the Company's Common Stock; and (iii) Series A-2 Warrants to Purchase Common Stock in the aggregate amount of 5,375,000 shares of the Company's Common Stock (such warrants described in this clause (iii) and the preceding clause (ii) as they may be amended, modified, restated, supplemented or extended, are collectively referred to herein as the "WARRANTS").

         C. Each of the Investors is purchasing the Preferred Shares and Warrants set forth opposite his or its respective name on EXHIBIT A by delivery at the Closing (as defined in SECTION 9) of (i) immediately available funds in the amount set forth opposite his or its name on EXHIBIT A and (ii) if applicable, certain of their Promissory Notes for cancellation.

                                    AGREEMENT

         In consideration of the mutual covenants and agreements set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       DEFINITIONS.

         For the purpose of this Agreement capitalized terms not otherwise defined herein have the meanings set forth in EXHIBIT C.

2.       PURCHASE AND SALE OF COMPANY SECURITIES.

         Subject to the terms and conditions contained herein, and in reliance upon the representations, warranties and agreements contained herein, the Company shall issue and sell to the Investors, and the Investors shall purchase, the Securities on the Closing Date (as defined in SECTION 9). The purchase price being paid by the Investors shall be $7,000 per unit of (i) one Preferred Share,
(ii) A-1 Warrant(s) to purchase 2,500 Common Shares and (iii) A-2 Warrant(s) to purchase 2,500 Common Shares, or an aggregate of up to $15,000,000 ("PURCHASE


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PRICE"). Simultaneously with the execution of this Agreement, the Company and the Escrow Agent shall execute the Escrow Agreement, and each of the Investors shall deliver to the Escrow Agent (i) immediately available funds equal to the "cash consideration" amount set forth opposite their respective names on EXHIBIT A and (ii) if applicable, their original Promissory Notes for cancellation as described on EXHIBIT B. Prior to the Closing, the Company shall deliver to the Escrow Agent (i) certificates representing the Preferred Shares and Warrants purchased by the Investors hereunder, as set forth on EXHIBIT A and (ii) fully executed Retained Notes as described on EXHIBIT B. On the Closing Date, and upon satisfaction of all Closing conditions set forth in this Agreement, the Escrow Agent shall release (i) to the Company the cash and original Promissory Notes tendered as consideration for the Preferred Shares and Warrants, and (ii) to the Investors the certificates representing the Preferred Shares, the Warrants and the Retained Notes.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to the Investors that:

         3.1 ORGANIZATION AND QUALIFICATION. The Company and each of its Subsidiaries is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power and authorization to own its properties and to carry on its businesses as now being conducted or as is proposed to be conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it or proposed to be conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. The Company has no Subsidiaries except as set forth on SCHEDULE 3.1.

         3.2 AUTHORIZATION; ENFORCEMENT; VALIDITY. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Warrants, the Escrow Agreement, the Registration Rights Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS"), and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby, including without limitation the issuance of the Warrants and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Preferred Shares and the Warrant Shares issuable upon exercise of the Warrants have been duly authorized by the Company's Board of Directors and, except for the approval of the stockholders of the Company as contemplated by SECTION 6.12, no further consent or authorization is required by the Company, its Board of Directors or its stockholders. The Transaction Documents have been duly executed and delivered by the Company. The Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

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         3.3 CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock and (ii) 5,000,000 shares of Preferred Stock, of which as of the date hereof, no shares are issued and outstanding. There is disclosed on Schedule 3.3 the number of shares of Common Stock (x) issued and outstanding, (y) reserved for issuance pursuant to the Company's stock option and purchase plans and (z) issuable and reserved for issuance pursuant to securities (other than the Preferred Shares and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock. All of such outstanding or issuable shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in SCHEDULE 3.3, (A) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances granted or created by the Company; (B) there are no outstanding debt securities issued by the Company; (C) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries; (D) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except this Agreement); (E) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (F) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement; and (G) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement.

         3.4 ISSUANCE OF SECURITIES. Upon conversion or exercise of the Preferred Shares or the Warrants, as the case may be, the Conversion Shares and the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The number of shares of Common Stock that have been duly authorized and reserved for issuance upon conversion of the Preferred Shares and upon exercise of the Warrants and upon payment of interest due under the Retained Notes is set forth on SCHEDULE 3.4. The issuance by the Company of the Securities is exempt from registration under the Securities Act.

         3.5 NO CONFLICTS. Except as disclosed in SCHEDULE 3.5, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Company's Certificate of Incorporation or the Bylaws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party; (iii)

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result in a violation of any law, rule, regulation, order, judgment or decree
(including federal and state securities laws and regulations and the rules and regulations of the Principal Market) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed in SCHEDULE 3.5, neither the Company nor any of its Subsidiaries is in violation of any term of its Certificate of Incorporation or Bylaws or their organizational charter or bylaws, respectively. Except as disclosed in SCHEDULE 3.5, neither the Company nor any of its Subsidiaries is in violation or any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance or regulation of any governmental entity, except where such violation would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. Except as disclosed in SCHEDULE 3.5, all consents, authorizations, orders, filings and registrations which the Company is required to obtain as described in the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances that might give rise to any of the foregoing. The Company is not in violation of the listing requirements of the Principal Market and has no actual knowledge of any facts or any reason to believe that facts exist that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future.

         3.6 SEC DOCUMENTS; FINANCIAL STATEMENTS. Since December 31, 2001, except as set forth on SCHEDULE 3.6, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof (including all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein) being hereinafter referred to as the "SEC DOCUMENTS"). A complete and accurate list of the SEC Documents that have been filed by the Company on EDGAR is set forth on SCHEDULE 3.6. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its

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operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Investors with any material, nonpublic information.

         3.7 ABSENCE OF CERTAIN CHANGES. Except as disclosed in SCHEDULE 3.7, since December 31, 2002, there has been no material adverse change and no material adverse development in the business, properties, assets, operations, results of operations, financial conditions or prospects of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. Except as disclosed in SCHEDULE 3.7, since December 31, 2002, the Company has not declared or paid any dividends, sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or had capital expenditures, individually or in the aggregate, in excess of $100,000.

         3.8 ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries or any of the Company's or any Subsidiary's officers or directors in their capacities as such, except as expressly set forth in
SCHEDULE 3.8. Except as set forth in SCHEDULE 3.8, to the knowledge of the Company none of the directors or officers of the Company have been involved in securities related litigation during the past five years.

         3.9 NO UNDISCLOSED EVENTS, LIABILITIES, DEVELOPMENTS OR CIRCUMSTANCES. Except for the issuance of the Preferred Shares and Warrants contemplated by this Agreement and as set forth on SCHEDULE 3.9, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly disclosed.

         3.10 NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

         3.11 EMPLOYEE RELATIONS. Neither the Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. None of the Company's or its Subsidiaries' employees is a member of a union which relates to such employee's relationship with the Company or its Subsidiaries, neither the

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Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the Securities Act) has notified the Company that he intends to leave the Company or otherwise terminate his employment with the Company. No executive officer, to the best knowledge of the Company and its Subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

         3.12 INTELLECTUAL PROPERTY RIGHTS. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights necessary to conduct their respective businesses as now conducted or as proposed to be conducted in the future. Except as set forth on SCHEDULE 3.12, none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, trade secrets or other intellectual property rights of others, or of any development of similar or identical trade secrets or technical information by others and, except as set forth on SCHEDULE 3.12, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding its trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, trade secrets, or infringement of other intellectual property rights; and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken security measures to protect the secrecy, confidentiality and value of all of their intellectual properties consistent with industry practices used by comparable companies. SCHEDULE 3.12 contains a complete list of all patents and trademarks for which the Company has sought intellectual property protection with the Patent and Trademark Office.

         3.13 ENVIRONMENTAL LAWS. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

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         3.14 TITLE. The Company and its Subsidiaries have good title to all property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in SCHEDULE 3.14 or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company and its Subsidiaries.

         3.15 INSURANCE. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company reasonably believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and, except as set forth in
SCHEDULE 3.15, neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

         3.16 REGULATORY PERMITS. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

         3.17 INTERNAL ACCOUNTING CONTROLS. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         3.18 TAX STATUS. The Company and each of its Subsidiaries (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes), (ii) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which the Company has made appropriate reserves for on its books, and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations (referred to in clause (i) above) apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

         3.19 TRANSACTIONS WITH AFFILIATES. Except as set forth on SCHEDULE 3.19, and other than the grant of stock options disclosed on SCHEDULE 3.3, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

         3.20 RIGHTS AGREEMENT. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

         3.21 FOREIGN CORRUPT PRACTICES. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         3.22 NO UNDISCLOSED LIABILITIES. The Company has no liabilities or obligations of any nature, whether accrued, absolute, contingent, unliquidated or otherwise, except those disclosed or described in the SEC Documents, including the financial statements and notes thereto included in the SEC Documents, and those liabilities and obligations incurred since the last day covered by the financial statements included in the most recently filed SEC Document listed on SCHEDULE 3.6.

         3.23 INVESTMENT COMPANY ACT STATUS. Neither the Company nor any of the Subsidiaries is an "investment company" or a company "controlled" by an "investment company" as those terms are defined in the Investment Company Act of 1940, as amended.

         3.24 NO INTEGRATED OFFERING. Except as set forth on SCHEDULE 3.24, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

         3.25 OWNERSHIP BY CERTAIN STOCKHOLDERS. Marvin Winkler is the current Chairman and Chief Executive Officer of the Company. Kris Shah is the current President, Chief Operating Officer and Secretary of the Company. Thomas E. Schiff is the current Executive Vice President and Chief Financial Officer of the Company. Ramesh Shah and Dilip Shah are brothers of Kris Shah and part of the management of the Company. Harris Toibb and Richard Kiphart are stockholders who have agreed in writing to vote in favor of the Transactions. Kris Shah, Marvin Winkler, Thomas E. Schiff, Ramesh Shah, Dilip Shah, Harris Toibb and Richard Kiphart owned or controlled the voting rights to at least 50.1% of the voting securities of the Company that are issued and outstanding as of the record date for the Company Stockholder Meeting (as defined in Section 6.13(a)).

         3.26 DISCLOSURE. This Agreement (including the schedules and exhibits hereto) does not contain any untrue statement of any material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. To the Company's knowledge, there are no facts that, individually or in the aggregate, would have a Material Adverse Effect that have not been set forth in this Agreement (including the schedules attached hereto).

         3.27 S-3 ELIGIBILITY. The Company is, and during all relevant periods under the Registration Rights Agreement, will be, eligible to register the Registrable Securities on SEC Form S-3.

         3.28 SIGNIFICANT SHAREHOLDERS. Set forth on SCHEDULE 3.28 is a list of stockholders each of whom is the record owner of 100,000 or more shares of the Company's Common Stock.

         3.29 KEY EMPLOYEES. Each of the Company's directors and officers and any Key Employee (as defined below) is currently serving the Company in the capacity disclosed in the SEC Documents. No Key Employee is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its Subsidiaries to any material liability with respect to any of the foregoing matters. No Key Employee has, to the knowledge of the Company and its Subsidiaries, any intention to terminate or limit his employment with, or services to, the Company or any of its Subsidiaries, nor is any such Key Employee subject to any constraints which would cause such employee to be unable to devote his full time and attention to such employment or services. For purposes of this Agreement, "KEY EMPLOYEE" means the persons listed in SCHEDULE
3.29 and any individual who assumes or performs any of the duties of a Key Employee.

         3.30 LISTING. The Common Stock is currently listed for trading on the Nasdaq National Market (the "NATIONAL MARKET"). The Company is not in violation of the listing requirements of the National Market, does not reasonably anticipate that the Common Stock will be delisted by the National Market for the foreseeable future, and, except as set forth in SCHEDULE 3.30, had not received during 2003 any notice regarding the possible delisting of the Common Shares from the National Market. The Company shall secure the listing of the Conversion Shares and Warrant Shares on the National Market and on each other national securities exchange, automated quotation system or over-the-counter market upon which shares of Common Stock are currently listed (subject to official notice of issuance).

         3.31 ANTI-TAKEOVER PROVISIONS. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under its Certificate of Incorporation or Bylaws which is or could become applicable to any Investor as a result of the transactions contemplated by this Agreement and the other Transaction Documents (the "TRANSACTIONS"), including, without limitation, the Company's issuance of the Securities or any other securities pursuant to the terms of this Agreement and any and all Investors' ownership of the Securities or any such other securities.

         3.32 ACKNOWLEDGEMENT REGARDING EACH INVESTOR'S PURCHASE OF THE SECURITIES. The Company acknowledges and agrees that each Investor is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the other Transaction Documents and the Transactions, and that no Investor is (i) an officer or director of the Company, (ii) an "affiliate" of the Company (as defined in Rule 144 under the Securities Act (including any successor rule, "RULE 144")) or (iii) to the actual knowledge of the Company (without any inquiry of the Investors), except as set forth on SCHEDULE 3.32, a "beneficial owner" of more than 5% of the Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act). The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the other Transaction Documents and the Transactions, and any advice given by an Investor or any of its representatives or agents in connection with this Agreement or the other Transaction Documents and the Transactions is merely incidental to such Investor's purchase of the Securities. The Company further represents to each Investor that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

         3.33 ACKNOWLEDGEMENT REGARDING SECURITIES. THE NUMBER OF CONVERSION SHARES AND THE NUMBER OF WARRANT SHARES ISSUABLE UPON EXERCISE OF THE WARRANT MAY INCREASE IN CERTAIN CIRCUMSTANCES. THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS HAVE STUDIED AND FULLY UNDERSTAND THE NATURE OF THE SECURITIES BEING SOLD HEREUNDER. THE COMPANY ACKNOWLEDGES THAT ITS OBLIGATION TO ISSUE CONVERSION SHARES UPON CONVERSION OF THE PREFERRED SHARES IN ACCORDANCE WITH THE TERMS THEREOF AND THE WARRANT SHARES UPON THE EXERCISE OF THE WARRANTS IN ACCORDANCE WITH THE TERMS THEREOF IS ABSOLUTE AND UNCONDITIONAL, REGARDLESS OF THE DILUTION

THAT SUCH ISSUANCE MAY HAVE ON THE OWNERSHIP INTERESTS OF OTHER STOCKHOLDERS AND THE AVAILABILITY OF REMEDIES PROVIDED FOR IN ANY OF THE TRANSACTION DOCUMENTS RELATING TO A FAILURE OR REFUSAL TO ISSUE CONVERSION SHARES OR WARRANT SHARES. TAKING THE FOREGOING INTO ACCOUNT, THE COMPANY'S BOARD OF DIRECTORS HAS DETERMINED IN ITS GOOD FAITH BUSINESS JUDGMENT THAT THE ISSUANCE OF THE PREFERRED SHARES AND THE WARRANTS HEREUNDER AND THE CONSUMMATION OF THE OTHER TRANSACTIONS ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS.

         3.34 LEGAL COMPLIANCE. The Company shall conduct its business in compliance with all laws, ordinances or regulations of governmental entities applicable to such businesses, except where the failure to do so would not have a Material Adverse Effect.

         3.35 VARIABLE SECURITIES. So long as any Investor (or any of their respective affiliates) beneficially owns any Securities, the Company shall not, without first obtaining the written approval of the holders of a majority of the aggregate face value of the Retained Notes and a majority of the holders of the Preferred Stock then outstanding (which approval may be given or withheld by such holders in their sole discretion), issue or sell any rights, warrants or options to subscribe for or purchase Common Stock, or any other securities directly or indirectly convertible into or exchangeable or exercisable for Common Stock, at an effective conversion, exchange or exercise price that varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price.

4.       INVESTORS' REPRESENTATIONS AND WARRANTIES.

         Each Investor represents and warrants, with respect to only such Investor, that:

         4.1 INVESTMENT PURPOSE. The Investor (i) is acquiring the Preferred Shares and the Warrants, (ii) upon conversion of the Preferred Shares, will acquire the Conversion Shares then issuable, and (iii) upon exercise of the Warrants, will acquire the Warrant Shares issuable upon exercise thereof for such Investor's own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act. Except as set forth on
SCHEDULE 4.1, (x) from April 1, 2003 through the date hereof, the Investor has not purchased, sold or "sold short" any securities of the Company or (y) on the date hereof, the Investor does not, and as of the Closing Date will not, have any "short" position in the Company's securities. Each of Crestview Capital Fund, L.P. and Crestview Capital Fund II, L.P. represents and warrants that from April 1, 2003 through the date hereof, it has not purchased, sold or "sold short" any securities of the Company, except as set forth on SCHEDULE 4.1.

         4.2 ACCREDITED INVESTOR STATUS. The Investor is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

         4.3 RELIANCE ON EXEMPTIONS. The Investor understands that the Securities are being offered and sold to the Investor in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

         4.4 INFORMATION. The Investor and the Investor's advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, including, without limitation, the information required to be delivered to the Investors under Rule 502(b)(2) of Regulation D as promulgated under the Securities Act, and any other materials relating to the offer and sale of the Securities that have been requested by the Investor. The Investor and such Investor's advisors, if any, have been afforded the opportunity to ask questions of the Company. The Investor understands that the Investor's investment in the Securities involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision with respect to the Investor's acquisition of the Securities.

         4.5 NO GOVERNMENTAL REVIEW. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

         4.6 TRANSFER OR RESALE. The Investor understands that, except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Investor delivers to the Company an opinion of counsel, in a generally acceptable form, to the effect that the Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Investor provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act, as amended, (or a successor rule thereto) ("RULE 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and except as provided in this Agreement (iii) neither the Company nor any other person is under any obligation to register the Preferred Shares or Warrants under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities.

         4.7 LEGENDS. The Investor understands that the certificates or other instruments representing the Preferred Shares and the Warrants and, until such time as the sale of the Registrable Securities has been registered under the Securities Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Registrable Securities, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THAT ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Registrable Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) the Registrable Securities are registered for resale under the Securities Act,
(ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Registrable Securities may be made without registration under the Securities Act, or (iii) such holder provides the Company with reasonable assurances that the Registrable Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

         4.8 AUTHORIZATION; ENFORCEMENT; VALIDITY. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and is a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

         4.9 RESIDENCY. The Investor is a resident of that jurisdiction specified in its address on EXHIBIT A.

         4.10 REPRESENTATIONS AND WARRANTIES EFFECTIVE AS OF CLOSING DATE. The representations and warranties of each Investor set forth in this SECTION 4 will be true, correct and complete on the Closing Date as if made as of that date.

5.       INTENTIONALLY DELETED

6.       COVENANTS.

         The Company covenants and agrees as set forth in SECTIONS 6.1 THROUGH
6.13. The Investors covenant and agree as set forth in SECTION 6.14. The Company and the Investors mutually covenant and agree as set forth in SECTION 6.15.

         6.1 PAYMENTS WITH RESPECT TO THE PREFERRED SHARES. The Company shall make all dividend and other payments due pursuant to the terms of the Preferred Shares on the dates and in the manner provided in the Certificate of Designation.

         6.2 NOTICE OF DEFAULT OR LITIGATION. Promptly, and in any event within one Business Day, after an officer of the Company obtains knowledge thereof, the Company shall deliver to the Investors notice of (i) the occurrence of any event, act or condition which constitutes a Default or Event of Default, (ii) any litigation or governmental proceeding pending against the Company and (iii) any other event which is likely to have a Material Adverse Effect. Each such notice shall specify in reasonable detail the nature of the event, act, condition, Default, Event of Default or proceeding and what action the Company is taking or proposes to take with respect thereto.

         6.3 BOOKS, RECORDS AND INSPECTIONS. The Company shall keep proper books of record and account in which full, true and correct entries in conformity with all requirements of law and with GAAP (except that all interim information shall be subject to normal year-end adjustments) shall be made of all dealings and transactions in relation to its business and activities. The Company shall permit designated agents of the Investors to visit and inspect any of the properties of the Company, and to examine the books of account and records of the Company and make copies thereof, and discuss the affairs, finances and accounts of the Company with, and be advised as to the same by, its officers and independent accountants, all during the Company's normal business hours, upon prior notice and to such extent as the Investors may request.

         6.4 TAXES. The Company shall pay when due all Taxes, except as contested in good faith and by appropriate proceedings if adequate reserves have been established with respect thereto.

         6.5 COVENANTS CONCERNING INTELLECTUAL PROPERTY AND COMPANY IDENTITY. For so long as any of the Preferred Shares remain outstanding:

                  6.5.1 INTELLECTUAL PROPERTY. Neither the Company nor any Subsidiary shall, without the prior written consent of the Investors holding a majority of the outstanding Preferred Shares, create or allow to exist, any lien, encumbrance or other security interest in any intellectual property of the Company, except for rights of the U.S. government and certain prime contractors pursuant to government contracts.

                  6.5.2 CORPORATE IDENTITY. Neither the Company nor any Subsidiary shall change its name, identity, state of incorporation or corporate structure in any manner unless it shall have given the Investors at least 30 days' prior written notice thereof.

         6.6 FORM D AND BLUE SKY. The Company agrees to file, at its expense, a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Investors and their counsel promptly after the filing. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Investors pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Investors. The Company, at its expense, shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States.

         6.7 REPORTING STATUS. Until the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto), the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act and with any Principal Market, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit termination.

         6.8 RESERVATION OF SHARES. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon (i) conversion of all Preferred Shares and (ii) exercise of all outstanding Warrants.

         6.9 LISTING. The Company shall promptly secure the listing of all of the Registrable Securities upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on The Nasdaq National Market or The Nasdaq SmallCap Market or listed on The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. (as applicable, the "PRINCIPAL MARKET"). Neither the Company nor any of its Subsidiaries shall take any action that would be reasonably expected to result in the delisting or suspension of the Common Stock from the Principal Market, and the Company shall use best efforts to continue such listing. The Company shall pay all fees and expenses in connection with satisfying its obligations under this SECTION 6.8.

         6.10 EXPENSES. The Company shall reimburse the Investors an aggregate of up to $65,000 for expenses incurred by the Investors in connection with the Transactions, including, without limitation, expenses incurred to perform a due diligence investigation of the Company and legal expenses in connection with drafting and negotiation of the Transaction Documents. Prior to the date hereof, the Company paid certain of the Investors $25,000 of the $65,000 referred to above, so the Company shall only be obligated to reimburse the Investors for an aggregate of up to an additional $40,000 pursuant to this SECTION 6.9. Any additional reimbursement required to be made hereunder shall be made by the Company promptly upon presentment by the Investors of evidence satisfactory to the Company that expenses greater than $25,000 have been incurred by the Investors for the purposes described above. Crestview I (an affiliate of an Investor) may withhold payment of $40,000 (or such lesser amount of expenses not previously reimbursed by the Company as contemplated in this SECTION 6.9) of its subscription price for the Securities as a set-off of the Company's obligations not previously satisfied hereunder.

         6.11 FILING OF FORM 8-K. On or before the second Business Day following the Closing Date, the Company shall issue a press release describing the material terms of the Transactions and shall also file a Current Report on Form 8-K with the SEC describing the terms of the Transactions and including as exhibits to the Form 8-K this Agreement, the Certificate of Designation, the Registration Rights Agreement and the form of Warrant, as and to the extent required by the Exchange Act.

         6.12 STOCKHOLDER APPROVAL; PROXY STATEMENT.

                  (a) The Company shall use its reasonable best efforts to cause a meeting of its stockholders (the "COMPANY STOCKHOLDER MEETING") to be held on its currently scheduled date of December 19, 2003, for the purpose of voting on the approval or ratification of the Transactions. The Company's Board of Directors shall recommend approval and adoption or ratification of the Transactions.

                  (b) In connection with the Company Stockholder Meeting, the Company (i) not later than 20 days after the Closing Date, shall prepare and file with the SEC, and use its reasonable best efforts to have cleared by the SEC and will thereafter mail to its stockholders as promptly as practicable a proxy statement meeting the requirements of Regulation 14A promulgated under the Exchange Act (the "PROXY STATEMENT") and all other proxy materials relating to the Company Stockholder Meeting, which Proxy Statement shall include the recommendation of the Company's Board of Directors in favor of the Transactions,
(ii) shall ensure that all proxies solicited in connection with the Company Stockholder Meeting are solicited in compliance with all applicable statutes, laws and regulations, including the rules and regulations promulgated by the SEC, and (iii) shall otherwise comply with Applicable Law in connection with the Transactions. The Company will provide the Investors with a copy of the preliminary Proxy Statement and all modifications thereto prior to filing or delivery to the SEC and will consult with the Investors in connection therewith. The Company will notify the Investors promptly of any receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and will supply the Investors with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement. If at any time after the mailing of the Proxy Statement to the Company's stockholders there occurs any event that should be set forth in an amendment or supplement to the Proxy Statement, the Company will promptly prepare and mail to its stockholders such an amendment or supplement. The Company will not mail any Proxy Statement, or any amendment or supplement thereto, to which the Investors reasonably object. The Company covenants that the Proxy Statement, including any amendment or supplement thereto, shall not contain any untrue statement of a material fact or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (c) If the Transactions are not approved at the Company Stockholder Meeting, each Investor shall, from and after the date of the Company Stockholder Meeting, have the redemption rights specified in the Certificate of Designation and any other rights hereunder, at law or in equity.

         6.13 CHIEF OPERATING OFFICER. Not later than 120 days after the Closing Date, the Board of Directors shall duly elect a Chief Operating Officer.

         6.14 INVESTORS' COVENANTS. Each Investor hereby covenants and agrees that (a) he, she or it shall abstain from voting any Registrable Securities he, she or it may have acquired prior to the record date of the Company Stockholder Meeting for or against the Transactions to be voted upon at the Company Stockholder Meeting, and (b) he, she or it shall comply with all prospectus delivery requirements under applicable law in connection with the Securities as to which the legend referenced in SECTION 4.7 has been removed, and if a registration statement covering any such Securities has lapsed, been withdrawn or is otherwise ineffective, he, she or it shall tender certificates representing such previously registered Securities held by him, her or it to the Company (whereupon the Company shall promptly return to such Investors new certificates for such Securities bearing a legend substantially similar to the one referenced in SECTION 4.7), it being understood and agreed that the Investors shall in any case have the right to pursue any remedies they may have under any applicable law or agreement if such lapse, withdrawal or ineffectiveness constitutes a breach or violation of the Company's obligations to one or more Investors.

         6.15 INDEPENDENT NATURE OF INVESTORS. The Company acknowledges that the obligations of each Investor under the Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under the Transaction Documents. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operation, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiaries which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company further acknowledges that nothing contained herein, or any Transaction Document, and no action taken by any Investor pursuant hereto or thereto, including any renegotiation, amendment, early conversion, exercise or termination, or other modification to the Transaction Documents or the transactions related thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a "group" for purposes of
Section 13(d) of the 1934 Act with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. For reasons of administrative convenience only, at the request of the Company, Investors and their respective counsel have chosen to communicate with the Company through Levenfeld Pearlstein, counsel for one of the Investors. Such counsel does not represent any of the other Investors and each other Investor has retained its own counsel in connection with the negotiation and review of the Transaction Documents. The Company has elected to provide all Investors with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Investors.

7.       DEFAULTS AND REMEDIES.

         7.1 EVENTS OF DEFAULT. An "EVENT OF DEFAULT" occurs if:

                  (a) the Company fails to make any dividend or other payment in respect of the Preferred Shares when due;

                  (b) the Company fails to comply with any of the agreements or covenants contained in, or otherwise breaches, the Certificate of Designation or any other agreement, covenant or provision contained in the Transaction Documents and such failure continues for a period of ten days after an officer of the Company obtains knowledge thereof;

                  (c) any representation or warranty made by the Company under, relating to or in connection with this Agreement shall be false or misleading when made;

                  (d) the Company, pursuant to or within the meaning of any Bankruptcy Law, commences a voluntary case or proceeding, consents to the entry of an order for relief against it in an involuntary case or proceeding, consents to the appointment of a Custodian of it or for all or substantially all of its property, makes a general assignment for the benefit of its creditors, or generally is unable to pay its debts as they become due;

                  (e) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that is for relief against the Company in an involuntary case or proceeding, appoints a Custodian of the Company or for all or substantially all of its property, or orders the liquidation of the Company; or

                  (f) except for liens or security interests described in clauses (A) through (D) of Article XI.A(ii)(b) of the Certificate of Designation, the Company or any Subsidiary grants or agrees to grant to any Person a security interest in any property of the Company or any Subsidiary.

         7.2 REMEDIES. If any Default or Event of Default occurs and is continuing, the Investors may proceed to protect and enforce their rights under this Agreement or the Certificate of Designation with respect to the Preferred Shares by exercising such remedies as are available in respect thereof under this Agreement or under applicable law, either by suit in equity or by action at law, or both, whether for the collection of the payment of dividends in respect of the Preferred Shares or to enforce the specific performance of any covenant or other agreement contained in this Agreement or the Certificate of Designation. No remedy conferred in this Agreement upon the Investors is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

         7.3 WAIVER OF PAST DEFAULTS. The Investors, by written notice to the Company, may waive an existing Default or Event of Default and its consequences with respect to the Preferred Shares; provided, however, that no such waiver will extend to any subsequent or other Default or Event of Default or impair any right of the Investors which may arise as a result of the Default or Event of Default.

8.       INTENTIONALLY DELETED.

9.       CLOSING.

         The closing of the transactions contemplated by this Agreement ("CLOSING") shall occur on November 19, 2003 or such other date as the Company and the Investors may agree in writing (the "CLOSING DATE").

10.      CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to issue and sell the Preferred Shares and the Warrants to each Investor hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions as to such Investor, provided that such conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

         10.1 EXECUTION OF TRANSACTION DOCUMENTS. Each Investor shall have executed such Investor's Execution page to this Agreement and each other Transaction Document to which such Investor is a party and delivered the same to the Company.

         10.2 PAYMENT OF PURCHASE PRICE. Each Investor shall have delivered to the Escrow Agent: (i) the full amount of the cash portion of such Investor's Purchase Price to the Escrow Agent by wire transfer in accordance with the

Company's written wiring instructions; and (ii) if applicable, such Investor's original Promissory Note.

         10.3 REPRESENTATIONS AND WARRANTIES TRUE; COVENANTS PERFORMED. The representations and warranties of each Investor shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and such Investor shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Investor at or prior to the Closing Date.

         10.4 NO LEGAL PROHIBITION. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

         10.5 INVESTOR NOTES. The aggregate principal amount of the Retained Notes shall not exceed $2,000,000, and all other Promissory Notes shall have been tendered to the Escrow Agent in payment of the Purchase Price for Securities.

11.      CONDITIONS TO EACH INVESTOR'S OBLIGATIONS TO PURCHASE.

         The obligation of each Investor hereunder to purchase the Preferred Shares and the Warrants for which it is subscribing from the Company hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that such conditions are for each Investor's individual and sole benefit and may be waived by any Investor as to such Investor at any time in such Investor's sole discretion:

         11.1 EXECUTION OF TRANSACTION DOCUMENTS. The Company shall have executed this Agreement and each other Transaction Document to which the Company is a party and delivered executed originals of the same to the Investors.

         11.2 DELIVERY OF SECURITIES. The Company shall have delivered to the Escrow Agent certificates representing the number of Preferred Shares and Warrants being purchased by each Investor (each in such denominations as such Investor shall request), registered in such Investor's name.

         11.3 LISTING. The Common Stock shall be authorized for quotation and listed on the National Market and trading in the Common Stock (or on the National Market generally) shall not have been suspended by the SEC or the National Market.

         11.4 REPRESENTATIONS AND WARRANTIES TRUE; COVENANTS PERFORMED. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time

(except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Investors shall have received a certificate, executed by the Chief Executive Officer of the Company after reasonable investigation, dated as of the Closing Date to the foregoing effect and as to such other matters as may reasonably be requested by such Investor.

         11.5 NO LEGAL PROHIBITION. No statute, rule regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

         11.6 LEGAL OPINION. Such Investor shall have received an opinion of the Company's counsel, dated as of the Closing Date, in the form and substance acceptable to the Investors.

         11.7 CORPORATE APPROVALS. Such Investor shall have received a copy of resolutions, duly adopted by the Board of Directors of the Company, which shall be in full force and effect at the time of the Closing, authorizing the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation by the Company of the Transactions, certified as such by the Secretary or Assistant Secretary of the Company, and such other documents they reasonably request in connection with the Closing.

         11.8 INVESTOR NOTES. The aggregate principal amount of the Retained Notes shall not exceed $2,000,000, and all other Promissory Notes shall have been tendered to the Escrow Agent in payment of the Purchase Price for Securities.

12.      MISCELLANEOUS.

         12.1 CONSENT TO AMENDMENTS. This Agreement may be amended, restated, supplemented, modified or extended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if, and only if, prior to taking any such action or omitting to perform any such act, the Company shall have obtained the written consent of the Investors holding a majority of the outstanding Preferred Shares to such amendment, restatement, supplement, modification, extension, action, or omission to act.

         12.2 FORM, REGISTRATION, TRANSFER AND EXCHANGE OF CERTIFICATES; LOST CERTIFICATES. The Company shall keep at its principal office a register in which it shall provide for the registration of the Securities and of transfers of the Securities or any portions thereof. Upon surrender of any certificate for registration or transfer of such Securities at the principal office in accordance with the provisions hereof, the Company shall, at its expense and within three Business Days of such surrender and provided it can do so without violating Applicable Law, execute and deliver one or more new certificates of like tenor, which new Securities shall be registered in the name of such Transferee or Transferees.

         12.3 ENTIRE AGREEMENT. This Agreement, the Certificate of Incorporation, the Registration Rights Agreement, the Escrow Agreement, the Warrants and the other agreements and instruments furnished pursuant hereto or in connection herewith constitute the full and entire agreement and understanding between the Investors and the Company, and supersede all prior written or oral agreements and understandings relating to the subject matter hereof, including, without limitation, the term sheet, dated August 20, 2003, relating to the Transactions.

         12.4 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         12.5 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee). The Investors may assign any and all of their rights under this Agreement, the Preferred Shares, the Retained Notes and the Warrants to any Transferee and upon such assignment the Transferee shall be entitled to all of the rights of the Investors hereunder to the same extent as if the Transferee were an original party hereof, provided that the Transferee agrees to be bound by any covenants, restrictions or limitations applicable to the Investors under this Agreement and the other Transaction Documents.

         12.6 NOTICES. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if transmitted by telecopier with receipt acknowledged, or upon delivery, if delivered personally or by recognized commercial courier with receipt acknowledged, or upon the expiration of 72 hours after mailing, if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

        If to the Company, at:                If to the Investors, at each
                                                of the following:

        SSP Solutions, Inc.                   as designated on Exhibit A,
        17861 Cartwright Road                   at closing
        Irvine, California 92614
        Attention:  President
        Telecopy: (949) 851-8679

        With a copy to:

        Rutan & Tucker, LLP
        611 Anton Boulevard, Suite 1400
        Costa Mesa, California 92629
        Attention: Gregg Amber, Esq.
        Telecopy: (714) 546-9035


or at such other address or addresses as the Investors or the Company, as the case may be, may specify by written notice given in accordance with this SECTION 12.6.

         12.7 ACCOUNTING TERMS. For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them by generally accepted accounting principles and all accounting determinations hereunder or pursuant hereto shall be made, and all financial statements required to be delivered by the Company hereunder shall be prepared in accordance with generally accepted accounting principles applied on a consistent basis.

         12.8 DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Agreement are for convenience of reference only and do not constitute a part of this Agreement and are not to be considered in construing or interpreting this Agreement.

         12.9 EXHIBITS AND DISCLOSURE SCHEDULES. The Exhibits and the Schedules attached hereto are incorporated herein and shall be an integral part of this Agreement.

         12.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         12.11 SURVIVAL. The warranties and representations of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement, the Closing Date and any investigation of the subject matter thereof made by or on behalf of the Investors.

         12.12 REMEDIES. In the event of any litigation relating to this Agreement or the Securities, each party shall bear its own fees, costs, and expenses, including without limitation fees and expenses of attorneys and accountants and all fees, costs and expenses of appeals. None of the rights, powers or remedies conferred under this Agreement or the Securities shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

         12.13 GOVERNING LAW AND CHOICE OF FORUM. In all respects, including all matters of construction, validity and performance, this Agreement and the rights and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to principles thereof regarding conflicts of laws. The parties hereby consent, in any dispute, action, litigation or other proceeding concerning the Transaction Documents (including arbitration) to the jurisdiction of the courts of California, with the County of Orange being the sole venue for the bringing of the action or proceeding.

         12.14 INDEMNIFICATION. The Company shall indemnify and hold harmless the Investors, their respective Affiliates and their respective officers, directors, partners and members (collectively, the "INVESTOR Indemnitees"), from and against any and all claims, losses, damages and liabilities, and agrees to reimburse the Investor Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Investor Indemnitees and to the extent arising out of or in connection with:

                  (a) any misrepresentation, omission of fact or breach of any of the representations or warranties by the Company contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement;

                  (b) any failure by the Company to perform in any material respect its respective covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

                  (c) any action instituted against the Investors, or any of them, by any stockholder of the Company who is not an Affiliate of an Investor, with respect to any of the transactions contemplated by this Agreement.

         12.15 REPRESENTATION BY COUNSEL. Each party represents and warrants that it has been represented by independent counsel in the negotiation of this Agreement, its Exhibits and Schedules, the Certificate of Incorporation, the Registration Rights Agreement, the Escrow Agreement and the Warrants, and has received the advice of its counsel prior to executing this Agreement and the Warrants.

         12.16 WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION AND UNDERSTANDING THEY ARE WAIVING A CONSTITUTIONAL RIGHT, THE

PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AGREEMENT, THE SECURITIES AND/OR ANY RELATED AGREEMENT OR THE TRANSACTIONS COMPLETED HEREBY OR THEREBY.



                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

"COMPANY"                       SSP SOLUTIONS, INC.

                                By:/s/ MARVIN J. WINKLER
                                   --------------------------------------------
                                     Marvin J. Winkler, Chief Executive Officer

                                By:/s/ THOMAS E. SCHIFF
                                   --------------------------------------------
                                     Thomas E. Schiff, Chief Financial Officer




"INVESTORS"                     [INVESTORS' SIGNATURES APPEAR ON EXHIBIT A]

                                                  EXHIBIT A

                                   INVESTOR INFORMATION AND SIGNATURE PAGE

                                             Cash
                                         Consideration/
                                         Retained Notes/       No. of
             Name, Address                Surrendered         Preferred      No. of
        and Contact Information              Notes             Shares       Warrants                Signature
        -----------------------              -----             ------       --------                ---------




                                                     A-1

                                    EXHIBIT B

                         LIST AND DESCRIPTION OF NOTES

                                    EXHIBIT C

                                   DEFINITIONS

         "AFFILIATE" has the meaning specified in Rule 405 under the Securities Act.

         "APPLICABLE LAWS" means any federal, state or local statute, law, rule, regulation or ordinance applicable to the Company or its business, including, without limitation, laws relating to franchise, building, zoning, health, sanitation, safety or labor relations, and any order, ruling, judgment or decree of any court, governmental agency or authority or self-regulatory agency which is binding on the Company or its properties.

         "BANKRUPTCY LAW" means Title 11 of the U.S. Code or any similar Federal or state law for the relief of debtors.

         "BOARD OF DIRECTORS" means the board of directors of any Person.

         "BUSINESS DAY" means any day except Saturday, Sunday and any day which either is a legal holiday under the laws of the State of California or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

         "CERTIFICATE OF DESIGNATION" means the Certificate of Designation, Preferences and Rights of the Company, as filed with the Secretary of State of the State of Delaware on November 18, 2003.

         "COMMON STOCK" means the common stock, $.01 par value per share, of the Company.

         "CONVERSION SHARES" means the shares of the Company's Common Stock issuable upon conversion of (a) the Preferred Shares and (b) those Convertible Notes that will remain outstanding after the Closing as "Retained Notes."

         "CUSTODIAN" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

         "DEFAULT" means any event which is, or after notice or lapse of time or both would be, an Event of Default.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

         "ESCROW AGENT" has the meaning ascribed to such term in the Escrow Agreement.

         "ESCROW AGREEMENT" means that certain Escrow Agreement, dated the date hereof, among the Company, the Escrow Agent and the Investors, substantially in the form attached hereto as EXHIBIT D.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         "GAAP" means generally accepted accounting principles and practices set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board.

         "MATERIAL ADVERSE EFFECT" means an adverse effect on the Company's ability to satisfy its covenants or obligations to the Investors under this Agreement or the other Transaction Documents or, with respect to any Person, a material adverse effect on the condition (financial or otherwise), business, results of operations, prospects or properties of that Person.

         "PERSON" means any individual, trustee, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, limited liability partnership, public benefit corporation, institution, entity or government.

         "PROMISSORY NOTES" means those original promissory notes previously issued by the Company to certain of the Investors (or any replacements thereof in the case of lost promissory notes) and more particularly described on EXHIBIT B, some portion of which is being tendered in payment of the Purchase Price for Securities, and some portion of which is being retained by those Investors as "RETAINED NOTES."

         "REGISTRABLE SECURITIES" has the meaning given to it in the Registration Rights Agreement.

         "REGISTRATION RIGHTS AGREEMENT" means that certain Registration Rights Agreement dated the date hereof among the Company and the Investors, substantially in the form attached hereto as EXHIBIT E.

         "RETAINED NOTES" means the promissory notes described on Exhibit B which reflect the portion of the principal amount of the Promissory Notes that is not being tendered by certain Investors as Purchase Price for Securities.

         "SEC" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "SECURITIES" means the Preferred Shares and the Warrants issuable to the Investors hereunder and the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof and the Interest Shares issued pursuant to the Bridge Loan Documents and issuable, at the election of the Company, in satisfaction of the Company's interest payment obligations under the Retained Notes.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         "SUBSIDIARY" and "SUBSIDIARIES" means any Person of which more than 50% of the total voting power of shares of capital stock (or equivalent interest in a limited liability company or other entity) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof, is at the time owned in the aggregate, directly or indirectly, by the Company or its Subsidiaries.

         "TAXES" means any income, excise, sales, use, stamp or franchise taxes and any other taxes, fees, duties, levies, withholdings or other charges of any nature whatsoever imposed by any taxing authority, whether Federal, state, local or foreign, together with any interest and penalties and additions to tax.

         "TRANSFEREE" means any direct or indirect transferee of all or any part of the Securities.

         "WARRANT SHARES" means the shares of the Company's Common Stock issuable upon exercise of the Warrants.

                                    EXHIBIT D

                             FORM OF ESCROW AGREEMENT


                                      D-1








                              DISCLOSURE SCHEDULES